Exhibit 26(r):  Powers of Attorney

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY:  J. Neil McMurdie, Julie Rockmore and Nicholas Morinigo

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 20 day of March, 2014, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

___________/s/ Michael S. Smith______________

Michael S. Smith, Director and President

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY:  J. Neil McMurdie, Julie Rockmore and Nicholas Morinigo

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 15 day of March, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

               /s/ Alain M. Karaoglan

Alain M. Karaoglan, Director

State of New York

County of New York

On the 15 day of March in the year 2012, before me, the undersigned, personally appeared Alain M. Karaoglan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan K. Tieger

Notary Public

Susan K. Tieger

                                                                                Notary Public, State of New York

                                                                                No. 01TI5088795

                                                                                Qualified in Bronx County

                                                                                Commission Expires:  11-24-2013

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

/s/ J. Neil McMurdie J. Neil McMurdie Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

State of Connecticut

County of Hartford, Town of Windsor

The foregoing instrument was executed and acknowledged before me this 23rd day of March, 2012, by J. Neil McMurdie, as attorney in fact on behalf of Alain M. Karaoglan.

/s/ Nicole L. Molleur

Notary Public

/s/ Julie Rockmore Julie Rockmore Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

State of Connecticut

County of Hartford, Town of Windsor

The foregoing instrument was executed and acknowledged before me this 23rd day of March, 2012, by Julie Rockmore, as attorney in fact on behalf of Alain M. Karaoglan.

/s/ Nicole L. Molleur

Notary Public

/s/ Nicholas Morinigo Nicholas Morinigo Commonwealth of Pennsylvania Notarial Seal Maureen O’Hara, Notary Public West Chester Boro, Chester County My Commission Expires January 12, 2014

Commonwealth of Pennsylvania

County of Chester

On this, the 26th day of March, 2012, before me

Maureen O’Hara, the undersigned officer, personally appeared Nicholas Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Alain M. Karaoglan, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

/s/ Maureen O’Hara

Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY:  J. Neil McMurdie, Julie Rockmore and Nicholas Morinigo

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 14th day of March, 2012, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

               /s/ Rodney O. Martin

Rodney O. Martin, Director

State of New York

County of New York

On the 14 day of March in the year 2012, before me, the undersigned, personally appeared Rodney O. Martin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan K. Tieger

Notary Public

Susan K. Tieger

                                                                                Notary Public, State of New York

                                                                                No. 01TI5088795

                                                                                Qualified in Bronx County

                                                                                Commission Expires:  11-24-2013

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

/s/ J. Neil McMurdie J. Neil McMurdie Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

State of Connecticut

County of Hartford, Town of Windsor

The foregoing instrument was executed and acknowledged before me this 23rd day of March, 2012, by J. Neil McMurdie, as attorney in fact on behalf of Rodney O. Martin.

/s/ Nicole L. Molleur

Notary Public

/s/ Julie Rockmore Julie Rockmore Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

State of Connecticut

County of Hartford, Town of Windsor

The foregoing instrument was executed and acknowledged before me this 23rd day of March, 2012, by Julie Rockmore, as attorney in fact on behalf of Rodney O. Martin.

/s/ Nicole L. Molleur

Notary Public

/s/ Nicholas Morinigo Nicholas Morinigo Commonwealth of Pennsylvania Notarial Seal Maureen O’Hara, Notary Public West Chester Boro, Chester County My Commission Expires January 12, 2014

Commonwealth of Pennsylvania

County of Chester

On this, the 26th day of March, 2012, before me

Maureen O’Hara, the undersigned officer, personally appeared Nicholas Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Rodney O. Martin, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

/s/ Maureen O’Hara

Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY:  Brian H. Buckley, J. Neil McMurdie, Megan A. Huddleston, Julie Rockmore and Justin Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 28th day of July, 2015, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Charles P. Nelson

Charles P. Nelson, Director

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/ Michelle Matarazzo                                   Second Witness Signs:  /s/ Anngharaad Reid

Printed name of witness:  Michelle Matarazzo                             Printed name of witness:  Anngharaad Reid

State of Connecticut)

County of Hartford  )  ss:  at Windsor on July 28, 2015.

Personally Appeared Charles P. Nelson, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Nicole L. Molleur Notary Public	Nicole L. Molleur Notary Public, State of Connecticut Commission Expires November 30, 2019

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY:  J. Neil McMurdie, Julie Rockmore and Nicholas Morinigo

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 2nd day of April, 2014, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

__/s/ Chetlur S. Ragavan_

Chetlur S. Ragavan, Director

State of New York

County of New York

On the 2nd day of April in the year 2014, before me, the undersigned, personally appeared Chetlur S. Ragavan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Brandi Sinkovich

Notary Public

Brandi Sinkovich

                                                                                Notary Public - State of New York

                                                                                No. 02SI6270245

                                                                                Qualified in Queens County

                                                                                Commission Expires: 10/15/16

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

/s/ J. Neil McMurdie J. Neil McMurdie Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

State of Connecticut

County of Hartford, Town of Windsor

The foregoing instrument was executed and acknowledged before me this 7th day of April, 2014, by J. Neil McMurdie, as attorney in fact on behalf of Chetlur S. Ragavan.

/s/ Nicole L. Molleur

Notary Public

/s/ Julie Rockmore Julie Rockmore Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

State of Connecticut

County of Hartford, Town of Windsor

The foregoing instrument was executed and acknowledged before me this 7th day of April, 2014, by Julie Rockmore, as attorney in fact on behalf of Chetlur S. Ragavan.

/s/ Nicole L. Molleur

Notary Public

/s/ Nicholas Morinigo Nicholas Morinigo Commonwealth of Pennsylvania Notarial Seal Maureen O’Hara, Notary Public West Chester Boro, Chester County My Commission Expires January 12, 2018

Commonwealth of Pennsylvania

County of Chester

On this, the 7th day of April, 2014, before me

Maureen O’Hara, the undersigned officer, personally appeared Nicholas Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Chetlur S. Ragavan, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

/s/ Maureen O’Hara

Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY:  J. Neil McMurdie, Julie Rockmore and Nicholas Morinigo

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 14th day of February, 2013, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Ewout L. Steenbergen

Ewout L. Steenbergen, Director

State of New York

County of New York

On the 14th day of February in the year 2013, before me, the undersigned, personally appeared Ewout L. Steenbergen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan K. Tieger

Notary Public

                                                                                                Susan K. Tieger

                                                                                                Notary Public, State of New York

                                                                                                No. 01T15088795

                                                                                                Qualified in New York County

                                                                                                Commission Expires: 11-24-2013

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

/s/ J. Neil McMurdie J. Neil McMurdie Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

State of Connecticut

County of Hartford, Town of Windsor

The foregoing instrument was executed and acknowledged before me this 19th day of February, 2013, by J. Neil McMurdie, as attorney in fact on behalf of Ewout L. Steenbergen.

/s/ Nicole Molleur

Notary Public

/s/ Julie Rockmore Julie Rockmore Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

State of Connecticut

County of Hartford, Town of Windsor

The foregoing instrument was executed and acknowledged before me this 19th day of February, 2013, by Julie Rockmore, as attorney in fact on behalf of Ewout L. Steenbergen.

/s/ Nicole L. Molleur

Notary Public

/s/ Nicholas Morinigo Nicholas Morinigo Commonwealth of Pennsylvania Notarial Seal Maureen O’Hara, Notary Public West Chester Boro, Chester County My Commission Expires January 12, 2014

Commonwealth of Pennsylvania

County of Chester

On this, the 21st day of March, 2013, before me

Maureen O’Hara, the undersigned officer, personally appeared Nicholas Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Ewout L. Steenbergen, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

/s/ Nicole L. Molleur

Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY:  J. Neil McMurdie, Julie Rockmore and Nicholas Morinigo

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 19th day of March, 2014, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

__________/s/ Diane M. McCarthy_____________

Diane M. McCarthy, Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and/or the Securities Act of 1933 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY:  J. Neil McMurdie, Julie Rockmore, Megan A. Huddleston, Justin Smith and Brian H. Buckley

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534	333-168047

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 5th day of November, 2015, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ C. Landon Cobb, Jr.

C. Landon Cobb, Jr, Senior Vice President and Chief Accounting Officer

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Tia Williams                                                                                    Signature of Witness #1
Tia Williams_________________                                                  Printed or typed name of Witness #1
Voya Financial, 5780 Powers Ferry Rd. NW                                  Address of Witness #1
Atlanta, GA  30327

/s/ Wendy Waterman   ________                                                    Signature of Witness #2
Wendy Waterman_____________                                                Printed or typed name of Witness #2
Voya Financial, 5780 Powers Ferry Road, NW                             Address of Witness #2
Atlanta, GA  30327